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                                                                [EXECUTION COPY]

                               AMENDMENT AGREEMENT

         AMENDMENT AGREEMENT, dated as of January 26, 2000, among TRI-LINKS INVESTMENT TRUST ("Tri-Link"), PICK SAT, INC. (the "Borrower") and PICK COMMUNICATIONS, CORP. (the "Parent").

                                    RECITALS

         A. Tri-Links, the Borrower and the Parent are parties to that certain Loan Agreement (the "Loan Agreement"), dated as of November 3, 1999, pursuant to which Tri-Links agreed to lend up to $500,000 to the Borrower on a revolving basis (the "Loan"). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

         B. In connection with the Loan Agreement, Tri-Links and the Borrower entered into the Borrower Security Agreement (the "Borrower Security Agreement"), dated as of November 3, 1999, pursuant to which the Borrower granted a security interest in substantially all of its assets to Tri-Links to secure repayment of the Borrower's obligations under the Loan Agreement.

         C. In connection with the Loan Agreement, Tri-Links and the Parent entered into the Parent Guarantee Agreement (the "Parent Guarantee Agreement"), dated as of November 3, 1999, pursuant to which the Parent agreed, on a subordinate basis, to guarantee the repayment of the Borrower's obligations under the Loan Agreement.

         D. Tri-Links, the Borrower and the Parent now wish to amend the Loan Agreement as set forth herein.

                                    AGREEMENT

         In consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Amendment to the Loan Agreement. Tri-Links, the Borrower and the Parent hereby agree that Section 2.02(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

         "(a) Commitment Amount. For purposes of this Agreement, the "Commitment" of the Lender shall mean an amount equal to $1,000,000, as such amount may be reduced or limited from time to time as set forth in this Section 2.02; provided, however, that the Lender shall not be obligated to make Loans under the Loan Documents in excess of $500,000 and may make such Loans in excess of $500,000 under the Loan Documents in its sole and absolute discretion."
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         Section 2. Loan Agreement in Full Force and Effect. Each party acknowledges and agrees that the Loan Agreement remains in full force and effect, without modification (except as set forth herein), and shall remain in full force and effect.

         Section 3. Miscellaneous. The provisions of Sections 10.01 through
10.09 of the Loan Agreement are herein incorporated by reference as if such Sections were set forth directly in this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

                                       TRI-LINKS INVESTMENT TRUST, by Wilmington
                                                     Trust Company as Trustee


                                        By: /s/ David A. Vanaskey, Jr.
                                            ------------------------------------
                                            Name: David A. Vanaskey, Jr.
                                            Title: Vice President



                                        PICK SAT, INC.


                                        By: /s/ Diego Leiva
                                            ------------------------------------
                                            Name: Diego Leiva
                                            Title: Chairman



                                        PICK COMMUNICATIONS, CORP.


                                        By: /s/ Diego Leiva
                                            ------------------------------------
                                            Name: Diego Leiva
                                            Title: Chairman

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